Exhibit 2

                        HORIZON ENERGY DEVELOPMENT, INC.
                                INCOME STATEMENT
                                   (Unaudited)

                                                     Three Months Ended
                                                     September 30, 2000
                                                   -----------------------

Operating Revenue:
  Operating Revenue                                           $11,750,577
                                                   -----------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                     7,714,446
  Operation Expenses                                            5,703,138
  Maintenance Expenses                                              7,074
  Property, Franchise & Other Taxes                               543,013
  Depreciation, Depletion & Amortization                        2,799,157
                                                   -----------------------
Operating Expenses                                             16,766,828
                                                   -----------------------
Operating Loss                                                 (5,016,251)
                                                   -----------------------

Other Income                                                      494,192
                                                   -----------------------

Interest Charges                                                2,772,143
                                                   -----------------------

Income Before Income Taxes                                     (7,294,202)
                                                   -----------------------

Income Taxes - Current                                         (3,939,148)
Income Taxes - Deferred                                         1,840,189
                                                   -----------------------
                                                               (2,098,959)
                                                   -----------------------

Minority Interest in Foreign Subsidiaries                         870,869
                                                   -----------------------

Net Loss                                                      ($4,324,374)
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